UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2006

Monster Worldwide, Inc.

(Exact name of issuer as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-21571	13-3906555
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue

New York, NY 10017

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (212) 351-7000

None.

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications  pursuant to Rule 425 under the Securities Act

☐               Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act

☐               Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the Exchange Act

☐               Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the Exchange Act

ITEM 5.04      TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS.

On July 26, 2006, Monster Worldwide, Inc. (the “Company”) announced that it is expressing caution with respect to the ability to rely on the historical financial statements contained in the Company’s most recent annual report on Form 10-K until it can determine with greater certainty whether a restatement will be required and, if so, the extent of any such restatement and the periods affected.  Because of the potential restatement of this information, the Company believes that the Registration Statement on Form S-8, which registers shares of the Company’s common stock that are acquired pursuant to the Monster Worldwide, Inc. 401(k) Savings Plan (the “401(k) Plan”), should be temporarily suspended.

The 401(k) Plan will be subject to a “blackout period” during which 401(k) Plan participants will be unable to direct investments into the Company’s stock fund under the 401(k) Plan.  This blackout period began July 25, 2006 at 4:00 p.m. New York Time and is currently anticipated to end at 4:00 p.m. New York Time on the date the Company determines that no restatement of its historical financial statements is necessary or, if such restatement is necessary, the date the restated financial statements are filed with the Securities Exchange Commission.  On July 26, 2006, the Company gave notice of the blackout period to its directors and executive officers, a copy of which is filed herewith as Exhibit 99.1.

Pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002, as amended and Regulation BTR under the Securities Exchange Act of 1934, as amended, the Company’s directors and executive officers are prohibited from directly or indirectly purchasing, selling or otherwise acquiring or transferring any shares of Company common stock or other equity securities of the Company, including the exercise of options to acquire common stock and other derivative securities, during the 401(k) Plan blackout period.  This trading restriction bars directors and executive officers from trading within the 401(k) Plan as well as trading outside the 401(k) Plan.

Any questions concerning the blackout period or the transactions affected by the blackout period, should be addressed to Evan Kornrich at (212) 351-7028 or, you may contact him by mail at 622 Third Avenue, 39th Floor, New York, New York 10017.

ITEM 8.01      OTHER EVENTS.

In connection with the Company’s expression of caution with respect to the ability to rely on the historical financial statements contained in the Company’s most recent annual report on Form 10-K, the Company has notified participants in the TMP Worldwide Inc. 1996 Stock Option Plan, the TMP Worldwide Inc. 1996 Stock Option Plan for Non-Employee Directors and the Monster Worldwide, Inc. 1999 Long Term Incentive Plan (collectively, the “Equity Plans”) that during the designated suspension period, they will not be issued any new grants of stock options or any other equity-based awards and they will not be able to receive any shares, exercise any outstanding stock options or other equity-based awards or sell any shares previously received pursuant to the terms of the Equity Plans.  The designated suspension period mirrors the blackout period described above under Item 5.04.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)            Exhibits.

99.1	Notice of Blackout Period to Directors and Executive Officers of Monster Worldwide, Inc., dated July 26, 2006.

(All other items on this report are inapplicable.)

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

By:	/s/ Evan K. Kornrich
Evan K. Kornrich
Vice President, Litigation and Labor

Dated: July 27, 2006